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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 31, 2002
                       INTERACTIVE SYSTEMS WORLDWIDE INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        7373                  22-3375134
-----------------------------      --------------------      -----------------
(State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)               File Number)          Identification No.)





                  2 Andrews Drive, 2nd Floor                       07424
                    West Paterson, NJ 07424
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code               (973) 256-8181
                                                  ------------------------------



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On July 31, 2002, ISW Acquisition Co., LLC, a newly formed wholly owned subsidiary of Interactive Systems Worldwide Inc. ("ISWI" or the "Company") acquired all of the outstanding shares of Global Interactive Gaming Ltd., an English corporation ("GIG"). GIG is the Company's worldwide exclusive licensee for wagering and contests utilizing its play-by-play SportXction(TM) System.

         The primary financial terms of the acquisition were:

1. The Company paid a total of $365,000 to GIG's majority shareholder, Prisma iVentures Limited, an English corporation and an affiliate of KirchMedia GmbH & Co. KgaA, and $95,000 to another KirchMedia affiliate to satisfy certain liabilities of GIG. In addition, the Company paid a total of $37,000 to two individuals to obtain releases from claims that such individuals had that they were entitled to shares or options to purchase shares of GIG.

2. The Company also issued 60,000 shares of a new class of Series A Preferred Stock, par value, $.001 per share (the "Preferred Stock"), to MultiSport Games Development, Inc. ("MultiSport"), a minority shareholder of GIG. Each share of Preferred Stock will have one vote, is convertible into 10 shares of the Company's Common Stock at $15 per share on a cashless basis of Common Stock and is redeemable by the Company seven years after issuance for nominal consideration if not previously converted into Common Stock.

3. In March 2000, in connection with the signing of the original license agreements with GIG, GIG was granted warrants to purchase 426,087 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). Of these warrants, warrants to purchase 268,435 shares of Common Stock will continue to be held by GIG. In connection with the acquisition of GIG, GIG assigned warrants to purchase 115,043 shares of Common Stock to MultiSport Games Development, Inc. and warrants to purchase 42,609 shares of Common Stock to Peter Sprogis, another minority shareholder of GIG. The warrants are exercisable at $4.38 per share of Common Stock and expire on March 16, 2005.

4. All loans and other obligations between GIG and its shareholders and/or any affiliated companies were terminated.

5. The Company and GIG will also receive the remaining funds (approximately $3.1 million) in the ISWI/GIG escrow account that was set up under the license agreements, which was $6.3 million when negotiations on this transaction began. Prior to July 31, 2002, $3.2 million of funds from the escrow account had been distributed equally between the Company and GIG. GIG used its share of these funds for the operation of its business.

         The above terms do not include any options, or other financial incentives, which were granted in the ordinary course to management or other key employees of GIG who continue with GIG after the acquisition or severance payments to those who do not remain with GIG. Shortly after the closing of the acquisition, the chief executive officer of GIG gave notice of the termination of his employment with GIG.

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         The acquisition will be accounted for as a purchase of assets due to the fact that GIG was in the development stage and has not generated revenues from its planned principal operations.

         Prior to the acquisition, GIG breached its obligations under its license agreement with the Company by failing to keep the minimum license fee for the next four quarters in the third party escrow account. In connection with such breach and the eventual acquisition of GIG, the Company will recognize the net revenue of $3.1 million in the escrow account on July 31, 2002.

         The value of the warrants initially granted to GIG was calculated using a Black-Scholes option-pricing model. Such amount was being amortized over the term of the license agreements and being offset against the revenue recorded from those agreements. The Company will accelerate the amortization of the remaining $879,000 of the deferred warrant charge on July 31, 2002.

         The terms of the transaction were negotiated at arms' length among the parties. The source of the funds used by the Company was the Company's existing cash reserves.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Exhibit Index

         The following Exhibits are filed as part of this Report as required by
Item 601 of Regulation S-B.

EXHIBIT       DESCRIPTION
NUMBER

2.1 Stock Purchase Agreement, dated as of July 3, 2002, between Prisma iVentures Ltd. and ISW Acquisition Co., LLC.

2.2 Stock Purchase Agreement, dated as of July 30, 2002, between Global Interactive Gaming Ltd., MultiSport Games Development Inc., Peter G. Sprogis, ISW Acquisition Co., LLC and Interactive Systems Worldwide Inc. (with respect only to certain Sections).

4.1 Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of the Series A Preferred Stock and Qualifications, Limitations and Restrictions Thereof, dated July 31, 2002.

4.2 Warrant to Purchase of 268,435 Shares of Common Stock, par value $.001 per share, of Interactive Systems Worldwide Inc., dated as of July 31, 2002, issued to Global Interactive Gaming Ltd.

4.3 Warrant to Purchase of 115,043 Shares of Common Stock, par value $.001 per share, of Interactive Systems Worldwide Inc., dated as of July 31, 2002, issued to MultiSport Games Development, Inc.

4.4 Warrant to Purchase of 42,609 Shares of Common Stock, par value $.001 per share, of Interactive Systems Worldwide Inc., dated as of July 31, 2002, issued to Peter Sprogis.

10.1 Letter to Citibank, N.A., dated as of July 31, terminating Escrow Agreement and Directing Release of Funds from Escrow.

10.2 Letter Agreement, dated as of July 29, 2002, between Global Interactive Gaming Ltd. and KirchSport Limited.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Interactive Systems Worldwide Inc.
                                        ----------------------------------------
                                                      (Registrant)

     Date   August 14, 2002       By:          /s/ Bernard Albanese
         -------------------            ----------------------------------------
                                                      (Signature)
                                        Name:    Bernard Albanese
                                             -----------------------------------
                                        Title:   President


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                                INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION
NUMBER

2.1 Stock Purchase Agreement, dated as of July 3, 2002, between Prisma iVentures Ltd. and ISW Acquisition Co., LLC.

2.2 Stock Purchase Agreement, dated as of July 30, 2002, between Global Interactive Gaming Ltd., MultiSport Games Development Inc., Peter G. Sprogis, ISW Acquisition Co., LLC and Interactive Systems Worldwide Inc. (with respect only to certain Sections).

4.1 Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of the Series A Preferred Stock and Qualifications, Limitations and Restrictions Thereof, dated July 31, 2002.

4.2 Warrant to Purchase of 268,435 Shares of Common Stock, par value $.001 per share, of Interactive Systems Worldwide Inc., dated as of July 31, 2002, issued to Global Interactive Gaming Ltd.

4.3 Warrant to Purchase of 115,043 Shares of Common Stock, par value $.001 per share, of Interactive Systems Worldwide Inc., dated as of July 31, 2002, issued to MultiSport Games Development, Inc.

4.4 Warrant to Purchase of 42,609 Shares of Common Stock, par value $.001 per share, of Interactive Systems Worldwide Inc., dated as of July 31, 2002, issued to Peter Sprogis.

10.1 Letter to Citibank, N.A., dated as of July 31, terminating Escrow Agreement and Directing Release of Funds from Escrow.

10.2 Letter Agreement, dated as of July 29, 2002, between Global Interactive Gaming Ltd. and KirchSport Limited.


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